OHIO MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)
Institutional Service Shares
Cash II Shares
Institutional Shares
Supplement to Prospectus dated December 31, 1997

At the May 21, 1998 shareholder meeting, shareholders approved a change to the Fund's fundamental policy of investing in restricted securities. The policy is now non-fundamental and allows the Fund to invest, without limitation, in restricted securities which meet the Board of Trustees' guidelines for liquidity. Therefore, the Fund's policy on restricted securities is as follows:

       "The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets."

                                                                    May 29, 1998

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     Cusip  314229857
     Cusip 314229840
     Cusip 314229659
     G00212-07 (5/98)
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OHIO MUNICIPAL CASH TRUST

(A Portfolio of Federated Municipal Trust)
Institutional Service Shares
Cash II Shares
Institutional Shares
Supplement to Statement of Additional Information dated December 31, 1997

At the May 21, 1998 shareholder meeting, shareholders approved to change the Fund's fundamental policy of investing in restricted securities to a non-fundamental policy allowing the Fund to invest, without limitation, in restricted securities which meet the Board of Trustees' guidelines for liquidity.

                                                                    May 29, 1998

[GRAPHIC OMITTED]

     Cusip  314229857
     Cusip  314229840
     Cusip  314229659
     G00212-08 (5/98)
[GRAPHIC OMITTED]